Exhibit 99.2

Supplemental Operating and Financial Data Fourth Quarter 2013

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		20 Largest Tenants, Industry Profile	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & FAD	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and AFFO	28
		NOI	29
Owned and Managed Portfolio Overview	14-17	FFO Comparison	30

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

December 31, 2013	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of December 31, 2013, the Company owned and operated a portfolio of real estate consisting of 39 properties, managed 14 Sponsored REITs and held six promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Assistant Secretary

Barbara J. Fournier	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Executive Vice President and
Treasurer, Secretary and Director	Chief Investment Officer

Janet Notopoulos	John G. Demeritt
Executive Vice President and Director	Executive Vice President and
Chief Financial Officer

Inquiries

Inquiries should be directed to: John Demeritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of December 31, 2013)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	39
Total Square Feet	9.7 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	6.4%
Total Market Capitalization	$2.1 Billion
Insider Holdings	10.6%

December 31, 2013	3

Summary of Financial Highlights (in thousands, except per share data)

(in thousands except per share amounts, SF & number of properties)	For the Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Income Items:
Rental revenue	$61,307	$56,760	$46,017	$42,842	$41,227	$37,944	$35,265	$35,998
Total revenue	63,024	58,446	47,671	44,495	43,115	41,468	38,349	38,648
Adjusted EBITDA*	35,645	31,862	26,074	24,712	25,490	23,348	22,753	22,789
Equity in earnings in non-consolidated REITs	(543)	(431)	(196)	(188)	972	176	494	391
Net income	6,591	4,094	4,741	4,401	5,459	(8,998)	5,434	5,738
FFO*	29,220	27,566	22,810	21,237	20,690	20,048	19,596	20,021

Per Share Data:
EPS	$0.07	$0.04	$0.05	$0.05	$0.07	$(0.11)	$0.07	$0.07
FFO*	$0.29	$0.28	$0.25	$0.26	$0.25	$0.24	$0.24	$0.24
Weighted Average Shares (diluted)	100,187	100,187	91,847	82,937	82,937	82,937	82,937	82,937
Closing share price	$11.95	$12.74	$13.20	$14.62	$12.31	$11.07	$10.58	$10.60
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	66%	69%	77%	74%	76%	79%	80%	79%

Balance Sheet Items:
Real estate, net	$1,568,338	$1,575,690	$1,280,252	$1,128,398	$1,134,788	$1,008,111	$974,778	$979,063
Other assets, net	475,696	500,939	428,789	383,244	391,280	386,662	454,373	458,203
Total assets, net	2,044,034	2,076,629	1,709,041	1,511,642	1,526,068	1,394,773	1,429,151	1,437,266
Total liabilities, net	993,868	1,017,480	627,997	657,809	661,319	520,177	528,128	525,919
Shareholders' equity	1,050,166	1,059,149	1,081,044	853,833	864,749	874,596	901,023	911,347

Market Capitalization and Debt:
Total Market Capitalization (a)	$2,123,739	$2,227,888	$1,903,974	$1,834,295	$1,637,709	$1,400,117	$1,371,478	$1,373,136
Total debt outstanding	926,500	951,500	581,500	621,750	616,750	482,000	494,000	494,000
Debt to Total Market Capitalization	43.6%	42.7%	30.5%	33.9%	37.7%	34.4%	36.0%	36.0%
Debt to Adjusted EBITDA	6.5	7.5	5.6	6.3	6.0	5.2	5.4	5.4

Owned Portfolio Leasing Statistics:
Owned portfolio assets (includes asset held for sale before 12/31/13)	39	40	38	37	37	37	36	36
Portfolio total SF	9,685,285	9,807,339	8,529,752	7,856,859	7,854,679	7,439,195	7,052,592	7,052,068
Portfolio % leased	94.1%	93.8%	94.4%	94.4%	94.0%	89.9%	90.0%	89.0%

(a) Total Market Capitalization is the closing share price multilplied by the number of shares outstanding plus total debt outstanding on that date.

* See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Defintions of these Non-GAAP Measures beginning on page 27.

December 31, 2013	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Revenue:
Rental	$42,842	$46,017	$56,760	$61,307	$206,926	$35,998	$35,265	$37,944	$41,227	$150,434
Related party revenue:
Management fees and interest income from loans	1,622	1,642	1,665	1,717	6,646	2,616	3,045	3,485	1,801	10,947
Other	31	12	21	—	64	34	39	39	87	199
Total revenue	44,495	47,671	58,446	63,024	213,636	38,648	38,349	41,468	43,115	161,580

Expenses:
Real estate operating expenses	10,770	11,116	13,991	15,223	51,100	8,694	8,602	9,642	10,502	37,440
Real estate taxes and insurance	6,595	7,308	8,801	8,912	31,616	5,693	5,491	5,761	5,959	22,904
Depreciation and amortization	15,781	16,919	22,163	23,976	78,839	12,867	12,798	13,367	15,019	54,051
Selling, general and administrative	2,532	3,204	3,477	2,698	11,911	2,077	2,236	3,141	2,462	9,916
Interest	4,208	4,174	5,474	7,198	21,054	3,677	4,037	4,187	4,167	16,068
Total expenses	39,886	42,721	53,906	58,007	194,520	33,008	33,164	36,098	38,109	140,379

Income before interest income, equity in earnings of non-consolidated REITs and taxes	4,609	4,950	4,540	5,017	19,116	5,640	5,185	5,370	5,006	21,201
Interest income	1	4	5	6	16	8	4	5	34	51
Equity in earnings of non-consolidated REITs	(188)	(196)	(431)	(543)	(1,358)	391	494	176	972	2,033

Income before taxes on income	4,422	4,758	4,114	4,480	17,774	6,039	5,683	5,551	6,012	23,285
Income tax expense	119	115	118	128	480	79	77	80	99	335

Income from continuing operations	4,303	4,643	3,996	4,352	17,294	5,960	5,606	5,471	5,913	22,950
Income from discontinued operations	98	98	98	81	375	(222)	(172)	(169)	72	(491)
Gain (loss) on sale, less applicable income tax	—	—	—	2,158	2,158	—	—	(14,300)	(526)	(14,826)

Net income	$4,401	$4,741	$4,094	$6,591	$19,827	$5,738	$5,434	$(8,998)	$5,459	$7,633

Weighted average number of shares outstanding,basic and diluted	82,937	91,847	100,187	100,187	93,855	82,937	82,937	82,937	82,937	82,937

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.05	$0.05	$0.04	$0.04	$0.18	$0.07	$0.07	$0.07	$0.07	$0.28
Discontinued operations	—	—	—	—	—	—	—	—	—	(0.01)
Gain (loss) on sale, less applicable income tax	—	—	—	0.03	0.03	—	—	(0.18)	—	(0.18)
Net income per share, basic and diluted	$0.05	$0.05	$0.04	$0.07	$0.21	$0.07	$0.07	$(0.11)	$0.07	$0.09

December 31, 2013	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2013	2013	2013	2012	2012	2012	2012
Assets:
Real estate assets:
Land	$141,545	$157,879	$185,479	$185,479	$129,602	$129,602	$133,054	$141,545
Buildings and improvements	1,175,743	1,320,703	1,599,519	1,603,941	1,004,490	1,007,906	1,045,895	1,172,928
Fixtures and equipment	904	960	985	1,170	860	871	904	904
	1,318,192	1,479,542	1,785,983	1,790,590	1,134,952	1,138,379	1,179,853	1,315,377
Less accumulated depreciation	189,794	199,290	210,293	222,252	155,889	163,601	171,742	180,589
Real estate assets, net	1,128,398	1,280,252	1,575,690	1,568,338	979,063	974,778	1,008,111	1,134,788

Acquired real estate leases, net	102,274	129,226	194,893	183,454	82,778	78,646	88,766	108,203
Investment in non-consolidated REITs	81,746	81,523	81,065	80,494	87,061	86,658	85,927	81,960
Assets held for sale	10,431	10,286	10,143	—	26,217	25,895	11,404	10,575
Cash and cash equivalents	17,282	24,962	25,539	19,623	29,283	22,620	23,962	21,267
Restricted cash	583	602	623	643	511	533	546	575
Tenant rent receivables, net	2,357	2,331	6,029	5,102	1,090	1,403	1,182	1,749
Straight-line rent receivable, net	36,210	37,865	40,086	42,261	31,832	33,003	34,134	35,374
Prepaid expenses and other assets	10,545	12,532	11,846	11,215	1,164	2,605	2,336	1,106
Related party mortgage loan receivable	96,896	97,846	98,846	99,746	172,286	177,536	108,236	93,896
Other assets: derivative asset	—	6,739	4,365	5,321	4,006	3,640	8,467	13,199
Deferred leasing commissions, net	24,920	24,877	27,504	27,837	21,975	21,834	21,702	23,376
Total assets	$1,511,642	$1,709,041	$2,076,629	$2,044,034	$1,437,266	$1,429,151	$1,394,773	$1,526,068

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$221,750	$181,500	$331,500	$306,500	$494,000	$494,000	$82,000	$216,750
Term loan payable	400,000	400,000	620,000	620,000	—	—	400,000	400,000
Accounts payable and accrued expenses	25,493	29,971	39,907	44,137	23,311	25,408	26,462	31,122
Accrued compensation	540	1,677	2,432	2,985	446	944	2,194	2,540
Tenant security deposits	2,474	3,074	3,891	4,027	2,181	2,113	2,281	2,489
Other liabilities: derivative termination value	778	—	4,579	2,044	—	—	1,671	1,219
Acquired unfavorable real estate leases, net	6,774	11,775	15,171	14,175	5,981	5,663	5,569	7,199
Total liabilities	657,809	627,997	1,017,480	993,868	525,919	528,128	520,177	661,319

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	8	10	10	10	8	8	8	8
Additional paid-in capital	1,042,876	1,273,585	1,273,585	1,273,556	1,042,876	1,042,876	1,042,876	1,042,876
Accumulated other comprehensive income (loss)	(778)	6,739	(214)	3,277	—	—	(1,671)	(1,219)
Accumulated distributions in excess of accumulated earnings	(188,273)	(199,290)	(214,232)	(226,677)	(131,537)	(141,861)	(166,617)	(176,916)
Total stockholders’ equity	853,833	1,081,044	1,059,149	1,050,166	911,347	901,023	874,596	864,749
Total liabilities and stockholders’ equity	$1,511,642	$1,709,041	$2,076,629	$2,044,034	$1,437,266	$1,429,151	$1,394,773	$1,526,068

December 31, 2013	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months ended December 31
	2013	2012	2011

Cash flows from operating activities:
Net income	$19,827	$7,633	$43,524
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	81,267	57,500	50,261
Amortization of above market lease	(365)	71	(47)
Gain (loss) on sale, less applicable income tax	(2,158)	14,826	(21,939)
Equity in earnings (losses) from non-consolidated REITs	1,358	(2,033)	(3,086)
Distributions from non-consolidated REITs	—	705	3,474
Increase in bad debt reserve	(1,250)	65	(365)
Changes in operating assets and liabilities:
Restricted cash	(68)	(82)	(73)
Tenant rent receivables	(2,103)	(354)	827
Straight-line rents	(5,782)	(4,464)	(9,878)
Lease acquisition costs	(1,146)	(2,520)	—
Prepaid expenses and other assets	(1,547)	(328)	1,611
Accounts payable and accrued expenses	11,137	3,717	4,213
Accrued compensation	445	318	419
Tenant security deposits	1,538	481	78
Payment of deferred leasing commissions	(9,125)	(5,179)	(8,058)

Net cash provided by operating activities	92,028	70,356	60,961

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(574,065)	(221,170)	(236,250)
Investment in non-consolidated REITs	4,858	(1)	(10)
Distributions in excess of earnings from non-consolidated REITs	108	2,105	1,582
Investment in related party mortgage loan receivable	(8,200)	(74,580)	(82,832)
Repayment of related party mortgage loan receivable	2,350	121,200	—
Changes in deposits on real estate assets	—	—	200
Investment in assets held for syndication, net	—	—	2,230
Proceeds received on sales of real estate assets	12,301	157	96,790

Net cash used in investing activities	(562,648)	(172,289)	(218,290)

Cash flows from financing activities:
Distributions to stockholders	(69,588)	(63,032)	(62,177)
Proceeds (costs) from equity offering, net	230,682	—	17,295
Borrowings under bank note payable	160,000	294,750	449,000
Borrowings (repayments) under Revolver	(70,250)	(527,000)	(209,968)
Borrowing (repayment) of term loan payable, net	220,000	400,000	(74,850)
Deferred Financing Costs	(1,868)	(5,331)	(5,388)
Swap termination payment	—	—	(983)

Net cash provided by (used in) financing activities	468,976	99,387	112,929

Net decreases in cash and cash equivalents	(1,644)	(2,546)	(44,400)

Cash and cash equivalents, beginning of period	21,267	23,813	68,213

Cash and cash equivalents, end of period	$19,623	$21,267	$23,813

December 31, 2013	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

	Net Operating Income (NOI)*
(in thousands)
	Rentable
	Square Feet	Three Months Ended:				Year Ended	Three Months Ended:				Year Ended	Inc	%
Region	or RSF	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12	(Dec)	Change
East	1,441	$4,756	$5,440	$4,914	$5,150	$20,260	$5,113	$4,723	$4,799	$4,725	$19,360	$900	4.6%
MidWest	1,682	4,839	5,008	4,944	5,073	19,864	5,122	4,980	5,164	4,974	20,240	(376)	-1.9%
South	2,508	9,307	9,393	9,230	9,633	37,563	8,963	8,764	9,218	8,913	35,858	1,705	4.8%
West	1,087	2,350	2,118	2,440	2,704	9,612	2,278	2,443	2,428	2,788	9,937	(325)	-3.3%
Same Store	6,718	21,252	21,959	21,528	22,560	87,299	21,476	20,910	21,609	21,400	85,395	1,904	2.2%

Acquisitions	2,967	3,920	5,106	11,812	13,963	34,801	—	—	712	3,037	3,749	31,052	34.7%
Property NOI from the continuing portfolio	9,685	25,172	27,065	33,340	36,523	122,100	21,476	20,910	22,321	24,437	89,144	32,956	37.0%
Dispositions and asset held for sale		252	252	253	82	839	118	204	155	226	703	136	-0.1%
Property NOI		$25,424	$27,317	$33,593	$36,605	$122,939	$21,594	$21,114	$22,476	$24,663	$89,847	$33,092	36.8%

Same Store		$21,252	$21,959	$21,528	$22,560	$87,299	$21,476	$20,910	$21,609	$21,400	$85,395	$1,904	2.2%

Less Nonrecurring
Items in NOI (a)		63	557	—	378	998	514	21	307	—	842	156	-0.1%

Comparative
Same Store		$21,189	$21,402	$21,528	$22,182	$86,301	$20,962	$20,889	$21,302	$21,400	$84,553	$1,748	2.1%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.
Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

December 31, 2013	8

FFO & AFFO Reconciliation (in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended:				Year Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Net income	$4,401	$4,741	$4,094	$6,591	$19,827	$5,738	$5,434	$(8,998)	$5,459	$7,633

Gain (loss) on sale, less applicable income tax	—	—	—	(2,158)	(2,158)	—	—	14,300	526	14,826
GAAP income from non-consolidated REITs	188	196	431	543	1,358	(391)	(494)	(176)	(972)	(2,033)
FFO from non-consolidated REITs	647	696	459	346	2,148	1,379	1,451	1,042	252	4,124
Depreciation & amortization	15,984	17,044	22,176	23,886	79,090	13,295	13,205	13,779	15,239	55,518
NAREIT FFO*	21,220	22,677	27,160	29,208	100,265	20,021	19,596	19,947	20,504	80,068
Acquisition costs	17	133	406	12	568	—	—	101	186	287
Funds From Operations (FFO)*	$21,237	$22,810	$27,566	$29,220	$100,833	$20,021	$19,596	$20,048	$20,690	$80,355

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	21,237	22,810	27,566	29,220	100,833	20,021	19,596	20,048	20,690	80,355
Reverse FFO from non-consolidated REITs	(647)	(696)	(459)	(346)	(2,148)	(1,379)	(1,451)	(1,042)	(252)	(4,124)
Distributions from non-consolidated REITs	27	27	27	26	107	929	898	907	76	2,810
Amortization of deferred financing costs	429	429	456	499	1,813	508	507	607	430	2,052
Straight-line rent	(657)	(1,186)	(2,078)	(1,862)	(5,783)	(1,517)	(1,054)	(927)	(965)	(4,463)
Building improvements	(1,118)	(1,622)	(1,552)	(1,479)	(5,771)	(746)	(1,003)	(711)	(1,252)	(3,712)
Tenant improvements	(1,729)	(5,754)	(4,596)	(2,992)	(15,071)	(3,014)	(2,705)	(2,854)	(4,464)	(13,037)
Leasing commissions	(2,813)	(1,087)	(3,821)	(1,536)	(9,257)	(2,196)	(1,343)	(1,104)	(2,784)	(7,427)
Adjusted Funds From Operations (AFFO)*	$14,729	$12,921	$15,543	$21,530	$64,723	$12,606	$13,445	$14,924	$11,479	$52,454

Per Share Data:
EPS	$0.05	$0.05	$0.04	$0.07	$0.21	$0.07	$0.07	$(0.11)	$0.07	$0.09
FFO*	0.26	0.25	0.28	0.29	1.07	0.24	0.24	0.24	0.25	0.97
AFFO*	0.18	0.14	0.16	0.21	0.69	0.15	0.16	0.18	0.14	0.63

Weighted Average Shares (basic and diluted)	82,937	91,847	100,187	100,187	93,855	82,937	82,937	82,937	82,937	82,937

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

December 31, 2013	9

EBITDA Reconciliation (in thousands, except ratio amounts)

	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Net income	$4,401	$4,741	$4,094	$6,591	$19,827	$5,738	$5,434	$(8,998)	$5,459	$7,633
Interest expense	4,208	4,174	5,474	7,198	21,054	3,677	4,037	4,187	4,167	16,068
Depreciation and amortization	15,984	17,044	22,176	23,886	79,090	13,295	13,205	13,779	15,239	55,518
Income taxes	119	115	118	128	480	79	77	80	99	335
EBITDA	24,712	26,074	31,862	37,803	120,451	22,789	22,753	9,048	24,964	79,554
Excluding (gain) loss on sale, less applicable income tax	—	—	—	(2,158)	(2,158)	—	—	14,300	526	14,826
Adjusted EBITDA	$24,712	$26,074	$31,862	$35,645	$118,293	$22,789	$22,753	$23,348	$25,490	$94,380

Interest expense	$4,208	$4,174	$5,474	$7,198	$21,054	$3,677	$4,037	$4,187	$4,167	$16,068
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$4,208	$4,174	$5,474	$7,198	$21,054	$3,677	$4,037	$4,187	$4,167	$16,068

Interest coverage ratio	5.87	6.25	5.82	4.95	5.62	6.20	5.64	5.58	6.12	5.87

Debt service coverage ratio	5.87	6.25	5.82	4.95	5.62	6.20	5.64	5.58	6.12	5.87

Debt	$621,750	$581,500	$951,500	$926,500		$494,000	$494,000	$482,000	$616,750

Adjusted EBITDA	24,712	26,074	31,862	35,645		22,789	22,753	23,348	25,490
Annualized	98,848	104,296	127,448	142,580		91,156	91,012	93,392	101,960

Debt-to-EBITDA	6.3	5.6	7.5	6.5		5.4	5.4	5.2	6.0

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27. Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization , income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs , which are accounted for under the equity method.

December 31, 2013	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income					Year					Year
	Three Months Ended:				Ended	Three Months Ended:				Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12
Net Income	$4,401	$4,741	$4,094	$6,591	$19,827	$5,738	$5,434	$(8,998)	$5,459	$7,633
Add (deduct):
Discontinued operations	(98)	(98)	(98)	(81)	(375)	222	172	169	(72)	491
Loss provision or (gain) on sale of assets	—	—	—	(2,158)	(2,158)	—	—	14,300	526	14,826
Management fee income	(559)	(553)	(692)	(689)	(2,493)	(488)	(479)	(562)	(591)	(2,120)
Depreciation and amortization	15,784	16,916	22,163	23,976	78,839	12,866	12,798	13,367	15,020	54,051
Amortization of above/below market leases	48	(27)	(143)	(91)	(213)	91	31	86	65	273
Selling, general and administrative	2,532	3,204	3,477	2,716	11,929	2,077	2,236	3,141	2,462	9,916
Interest expense	4,208	4,174	5,474	7,198	21,054	3,677	4,037	4,187	4,167	16,068
Interest income	(1,353)	(1,382)	(1,411)	(1,438)	(5,584)	(2,340)	(2,774)	(3,201)	(1,533)	(9,848)
Equity in earnings of non-consolidated REITs	187	196	431	544	1,358	(391)	(494)	(176)	(972)	(2,033)
Non-property specific items, net	22	(106)	45	(45)	(84)	24	(51)	8	(94)	(113)
					—					—
Property NOI from the continuing portfolio	$25,172	$27,065	$33,340	$36,523	$122,100	$21,476	$20,910	$22,321	$24,437	$89,144

Dispositions and asset held for sale	252	252	253	82	839	118	204	155	226	703
Property NOI	$25,424	$27,317	$33,593	$36,605	$122,939	$21,594	$21,114	$22,476	$24,663	$89,847

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

December 31, 2013	11

Debt Summary as of December 31, 2013

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
	Date	of Loan	31-Dec-13	Components	31-Dec-13	Fee

2012 Revolver	27-Sep-16	$500,000	$306,500	L+1.65%	1.82%	0.35%
2012 Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.65%	2.40%	0.35%
2013 Term Loan	26-Aug-20	220,000	220,000	2.32% + 1.90%	4.22%

		$1,120,000	$926,500		2.64%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On August 26, 2013, we entered into a term loan we call the 2013 Term Loan and borrowed $220 million. On September 27, 2012, we entered into a new bank facility we call the 2012 Credit Facility for a total of $900 million, which is comprised of a line of credit that we can borrow up to $500 million on, which we call the 2012 Revolver and a term loan for $400 million that we call the 2012 Term Loan. Additional information about these loans are in the footnotes to our financial statements. Pricing is leverage based over LIBOR for the 2013 Term Loan and the 2012 Credit Facility. Each of these facilities also has the option to use the respective bank’s base rate.

•	The 2013 Term Loan fixed LIBOR at 2.32% for seven years. The current leverage spread over LIBOR is 1.90%, so our interest rate is 4.22% as of December 31, 2013.

•	The 2012 Credit Facility has the 2012 Term Loan with LIBOR fixed at 0.75% for five years and the 2012 Revolver is at the LIBOR rate. The current leverage spread for the 2012 Credit Facility is 1.65%, so our interest rate is 2.06% as of December 31, 2013.

•	The total amount available under the 2012 Credit Facility is $900 million and is subject to a facility fee on the entire amount based on the leverage ratio. As of December 31, 2013 the facility fee was 35 bps based on our leverage ratio, or approximately $3.15 million per year.

•	We incurred financing costs to close the 2013 Term Loan, 2012 Credit Facility and the 2011 Revolver that preceded the 2012 Credit Facility. These costs are deferred and amortized into interest expense during the terms of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.0 million.

•	The 2012 Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity. The 2013 Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity. The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

December 31, 2013	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12
Market Data:
Shares Outstanding	82,937	100,187	100,187	100,187	82,937	82,937	82,937	82,937
Closing market price per share	$14.62	$13.20	$12.74	$11.95	$10.60	$10.58	$11.07	$12.31
Market capitalization	$1,212,545	$1,322,474	$1,276,388	$1,197,239	$879,136	$877,478	$918,117	$1,020,959
Total Debt	621,750	581,500	951,500	926,500	494,000	494,000	482,000	616,750
Total Market Capitalization	$1,834,295	$1,903,974	$2,227,888	$2,123,739	$1,373,136	$1,371,478	$1,400,117	$1,637,709

Dividend Data:
Total dividends paid	$15,758	$15,758	$19,036	$19,036	$15,758	$15,758	$15,758	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	73.1%	76.0%	67.9%	65.5%	79.2%	79.2%	79.2%	76.0%

Liquidity:
Cash and cash equivalents	$17,282	$24,962	$25,539	$19,623	$29,283	$22,620	$23,962	$21,267
Revolving credit facilities:
Gross potential available under the 2012 Credit Facility	900,000	900,000	900,000	900,000	600,000	600,000	900,000	900,000
Less:
Outstanding balance	(621,750)	(581,500)	(731,500)	(706,500)	(494,000)	(494,000)	(482,000)	(616,750)
Total Liquidity	$295,532	$343,462	$194,039	$213,123	$135,283	$128,620	$441,962	$304,517

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

December 31, 2013	13

Portfolio Overview

	For the Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Owned portfolio of commercial real estate:
Number of properties (a)	39	40	38	37	37
Square feet	9,685,285	9,807,339	8,529,752	7,856,859	7,854,679
Leased percentage	94.1%	93.8%	94.4%	94.4%	94.0%

Investments in non-consolidated
commercial real estate:
Number of properties (a)	2	2	2	2	2
Square feet	1,395,500	1,395,500	1,395,500	1,392,316	1,392,316
Leased percentage	64.1%	61.5%	67.6%	66.1%	65.2%

Single Asset REITs (SARs) managed:
Number of properties	12	13	13	13	13
Square feet	3,067,199	3,323,198	3,323,566	3,323,566	3,323,566
Leased percentage	87.4%	86.6%	83.9%	87.8%	87.2%

Total owned (a) , investments
and managed properties:
Number of properties	53	55	53	52	52
Square feet	14,147,984	14,526,037	13,248,818	12,572,741	12,570,561
Leased percentage	89.7%	89.1%	89.0%	89.5%	89.0%

(a) Includes assets held for periods prior to 31-Dec-2013

December 31, 2013	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	77.8%	73.4%	$ 24.44

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	92.6%	92.6%	$ 26.84
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 37.95
Loudoun Tech Center	Dulles	VA	135,888	100.0%	100.0%	$ 15.91

Richmond
Innsbrook	Glen Allen	VA	298,456	99.9%	99.1%	$ 17.93

Charlotte
Park Seneca	Charlotte	NC	109,674	82.3%	78.5%	$ 15.59
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 14.37

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 35.46

East Region Total			1,441,212	92.9%	91.5%	$ 24.59

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 19.35
909 Davis Street	Evanston	IL	195,245	97.9%	97.9%	$ 34.84

Indianapolis
River Crossing	Indianapolis	IN	205,059	99.1%	93.6%	$ 22.24

St. Louis
Timberlake	Chesterfield	MO	232,766	98.3%	92.6%	$ 22.93
Timberlake East	Chesterfield	MO	116,197	91.0%	93.3%	$ 23.55
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 24.28

Minneapolis
Eden Bluff	Eden Prairie	MN	153,028	100.0%	100.0%	$ 27.60
121 South 8th Street	Minneapolis	MN	474,991	91.0%	90.2%	$ 14.97

Midwest Region Total			1,681,912	96.2%	94.7%	$ 22.34

(a) Weighted Occupied Percentage for the year ended December 31, 2013
(b) Weighted Average GAAP Rent per Occupied Square Foot

December 31, 2013	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Willow Bend Office Center	Plano	TX	117,050	100.0%	88.9%	$ 20.79
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 18.53
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 32.29
Addison Circle	Addison	TX	293,787	94.3%	95.6%	$ 24.06
Collins Crossing	Richardson	TX	298,766	99.5%	94.7%	$ 23.82
Liberty Plaza	Addison	TX	218,934	96.0%	83.7%	$ 19.75

Houston
Park Ten	Houston	TX	157,460	100.0%	99.1%	$ 28.15
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 30.13
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 31.18
Westchase I & II	Houston	TX	629,025	97.1%	96.4%	$ 31.52

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 23.53

Atlanta
One Overton Place	Atlanta	GA	387,267	98.3%	87.0%	$ 22.91
One Ravinia	Atlanta	GA	386,603	90.4%	88.4%	$ 21.78
999 Peachtree	Atlanta	GA	621,946	94.3%	94.4%	$ 28.74
South Region Total			4,145,312	97.0%	94.4%	$ 26.28

West Region

Seattle
Federal Way	Federal Way	WA	117,010	54.4%	48.3%	$ 18.67

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 15.61
Montague Business Center	San Jose	CA	145,951	100.0%	100.0%	$ 15.63

Denver
380 Interlocken	Broomfield	CO	240,184	86.1%	86.2%	$ 29.14
1999 Broadway	Denver	CO	673,839	95.8%	95.3%	$ 30.01
Greenwood Plaza	Englewood	CO	196,236	100.0%	69.2%	$ 21.22
390 Interlocken	Broomfield	CO	241,516	69.4%	77.5%	$ 28.70
1001 17th Street	Denver	CO	655,420	88.5%	88.5%	$ 31.73

Colorado Springs
Centennial Technology Center	Colorado Springs	CO	110,405	85.4%	85.4%	$ 15.71

West Region Total			2,416,849	88.4%	86.3%	$ 27.50

Total Owned			9,685,285	94.1%	92.0%	$ 25.61

(a) Weighted Occupied Percentage for the year ended December 31, 2013
(b) Weighted Average GAAP Rent per Occupied Square Foot

December 31, 2013	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Columbia				Chicago
1441 Main Street	Columbia	SC	264,857	East Wacker (a)	Chicago	IL	860,429

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,609

Southeast Region Total			399,642	St. Louis
				Lakeside Crossing II	Maryland Heights	MO	116,000
Southwest Region
				Minneapolis
Dallas-Fort Worth				50 South Tenth Street	Minneapolis	MN	498,768
5601 Executive Drive	Irving	TX	152,121
Galleria North	Dallas	TX	379,518	Kansas City
				Grand Boulevard (b)	Kansas City	MO	535,071
Houston
Energy Tower I	Houston	TX	325,797	Cincinnati
				Centre Pointe V	West Chester	OH	135,936
Denver				Union Centre	West Chester	OH	409,798
Highland Place	Centennial	CO	139,142
385 Interlocken	Broomfield	CO	296,868	Midwest Region Total			2,769,611

Southwest Region Total			1,293,446	Total Managed			4,462,699

				Total Owned & Managed			14,147,984

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

December 31, 2013	17

Tenant Analysis – 20 Largest Tenants by Industry Profile (Top Twenty Largest Tenants by industry as a percentage of the Twenty Tenants as of December 31, 2013)

Tenant Analysis - 20 Largest Tenants by Industry Profile

26%
20%
9%
8%
7%
7%
6%
5%
4%
4%
4%
26% Energy Services- Refiners, Engineering, Traders
20% Banks and Credit Services
9% Food, Restaurants, & Agribusiness
8% Services, Computer Consulting & Software
7% Research and Development in Biotechnology
7% Legal Services
6% Government/Public Administration
5% Insurance
4% Transportation/Logistics
4% Radio Telephone Communications
4% Publishing Industry

December 31, 2013	18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Portfolio)

							% of Aggregate
			Remaining	Aggregate	% of Aggregate	Annualized	Leased
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Annualized
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Rent

1	TCF National Bank	2	24	263,111	2.7%	$2,884,380	1.3%
2	Quintiles Transnational Corp	1	63	259,531	2.7%	8,462,994	3.8%
3	CITGO Petroleum Corporation	1	98	248,399	2.6%	7,357,578	3.3%
4	Sutherland Asbill Brennan LLP	1	76	243,839	2.5%	6,988,932	3.2%
5	Newfield Exploration Company	1	98	234,495	2.4%	7,702,684	3.5%
6	US Government (a)	6	7, 8, 12, 20, 53, 81	229,752	2.4%	7,211,986	3.3%
7	Burger King Corporation	1	57	212,619	2.2%	4,756,287	2.2%
8	Denbury Onshore, LLC	2	67	202,600	2.1%	3,510,042	1.6%
9	RGA Reinsurance Company	2	12	197,354	2.0%	4,275,347	1.9%
10	SunTrust Bank (b)	2	34, 93	182,888	1.9%	3,667,130	1.7%
11	Citicorp Credit Services, Inc	1	36	176,848	1.8%	3,512,201	1.6%
12	C.H. Robinson Worldwide, Inc	1	90	153,028	1.6%	4,111,249	1.9%
13	T-Mobile South, LLC dba T-Mobile	1	62	151,792	1.6%	3,453,268	1.6%
14	Houghton Mifflin Harcourt Publishing Company	1	39	150,050	1.5%	5,816,207	2.6%
15	Petrobras America, Inc.	1	71	144,813	1.5%	4,855,579	2.2%
16	Murphy Exploration & Production Company	1	40	144,677	1.5%	4,244,312	1.9%
17	Argo Data Resource Corporation	1	116	138,540	1.4%	3,587,099	1.6%
18	Giesecke & Devrient America, Inc. (c)	1	132	135,888	1.4%	1,897,346	0.9%
19	Monsanto Company	1	73	127,778	1.3%	3,002,783	1.4%
20	Federal National Mortgage Association	1	33	123,144	1.3%	2,886,188	1.3%

	Total as of December 31, 2013			3,721,146	38.4%	$94,183,592	42.8%

(a) Includes 180,444 and 37,813 square feet which expire in 2018 & 2014, respectively.
The remaining 11,495 square feet expire between 2015 - 2020.
(b) Includes 55,388 square feet which expires October 31, 2016.
(c) Includes 23,778 square feet which expires effective January 1, 2014.
December 31, 2013	19

Leasing Activity (Owned Portfolio)

	Year	Year
	Ended	Ended
Leasing Activity	31-Dec-13	31-Dec-12
(in Square Feet - SF)
New leasing	267,000	315,740
Renewals	645,000	700,838
	912,000	1,016,578

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$23.33	$22.41
Weighted average lease term	7.2 Years	5.1 Years

Increase over ave GAAP
rents in 2012	8.0%	1.5%

Average free rent	3 Months	3 Months
Tenant Improvements	$18.25	$12.26
Leasing Costs	$8.48	$5.40

December 31, 2013	20

Lease Expirations by Square Feet (Owned Portfolio)

Year	Total Square Feet	% of Square Feet Commercial

2014	543,748	5.6%
2015	918,562	9.5%
2016	918,729	9.5%
2017	1,072,134	11.1%
2018	863,568	8.9%
2019	1,598,835	16.5%
2020	653,560	6.8%
2021	846,713	8.7%
2022	870,127	9.0%
2023	350,470	3.6%
2024	243,236	2.5%
2025	135,598	1.4%
2026	99,137	1.0%
Vacant	570,868	5.9%

Total	9,685,285	100.0%

December 31, 2013	21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total Final
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year		Leases		Leases (a)	Leases	Leases	Total
2014	97	(b)	543,754		12,748,999	23.45	5.79%	5.79%
2015	86		918,562		22,463,847	24.46	10.21%	16.00%
2016	66		918,729		19,070,030	20.76	8.66%	24.66%
2017	64		1,072,134		28,051,003	26.16	12.74%	37.41%
2018	54		863,568		24,267,978	28.10	11.03%	48.43%
2019	43		1,598,835		40,119,448	25.09	18.23%	66.66%
2020	19		653,560		17,101,711	26.17	7.77%	74.43%
2021	15		846,713		16,953,423	20.02	7.70%	82.13%
2022 and thereafter	38		1,698,568	(c)	39,333,962	23.16	17.87%	100.00%
	482		9,114,423		220,110,401	24.15	100.00%
Vacancies as of 12/31/13			570,868
Total Portfolio Square Footage			9,685,291

(a) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31, 2013 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 24 leases that are month-to-month.

(c) Includes 54,225 square feet that are non-revenue producing building amenities.

December 31, 2013	22

Capital Expenditures (in thousands)

Capital Expenditures
Owned Portfolio	For the Three Months Ended				Year ended
(in thousands)	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13

Building improvements	$1,118	$1,622	$1,552	$1,479	$5,771
Tenant improvements	1,729	5,754	4,596	2,992	15,071
Deferred leasing costs	2,813	1,087	3,821	1,536	9,257
	$5,660	$8,463	$9,969	$6,007	$30,099

	For the Three Months Ended:				Year ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Building improvements	$746	$1,003	$711	$1,252	$3,712
Tenant improvements	3,014	2,705	2,854	4,464	13,037
Deferred leasing costs	2,196	1,343	1,104	2,784	7,427
	$5,956	$5,051	$4,669	$8,500	$24,176

December 31, 2013	23

Transaction Activity

Recent Acquisitions:					Purchase Price
	City	State	Square Feet	Date Acquired	(in thousands)
2013
1999 Broadway	Denver	CO	673,793	5/22/13	$183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

2011
Emperor Boulevard	Durham	NC	259,531	3/4/11	75,800
Legacy Tennyson Center	Plano	TX	202,600	3/10/11	37,000
One Legacy Circle	Plano	TX	214,110	3/24/11	52,983
909 Davis	Evanston	IL	195,245	9/30/11	37,062
East Renner Road	Richardson	TX	122,300	10/6/11	11,282

Recent Dispositions:
					Net Sales	Gain (Loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
					(in thousands)
2013
East Renner Road	Richardson	TX	122,300	10/29/13	$12,300	$2,169

2012
Southfield	Southfield	MI	252,613	12/21/12	$293	$(14,826)

2011
Fairview	Falls Church	VA	252,613	1/21/11	89,382	19,592
Bollman (a)	Savage	MD	98,745	6/24/11	7,408	2,346

(a) Industrial property. All other acquisitions and dispositions are office properties

December 31, 2013	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-13	Rate (1)	Fee (2)	31-Dec-13

Secured revolving lines of credit
FSP Highland Place I Corp.	Centennial, CO	31-Dec-14	$ 5,500	$ 1,825	L+4.4%	0.5%	4.57%
FSP Satellite Place Corp.	Duluth, GA	31-Mar-14	5,500	5,500	L+4.4%	0.5%	4.57%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-14	10,800	9,000	L+4.4%	0.5%	4.57%
FSP Galleria North Corp.	Dallas, TX	30-Jan-15	15,000	12,880	L+5.0%	0.5%	5.17%

Secured construction loan
FSP 385 Interlocken
Development Corp.	Broomfield, CO	30-Apr-14	42,000	37,541	L+4.4%	n/a	4.57%

Mortgage loan secured by property
FSP Energy Tower I Corp. (3)	Houston, TX	5-Jul-14	33,000	33,000	6.41%	n/a	6.41%

			$ 111,800	$ 99,746

(1) The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2) The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3) The loan has a secured fixed mortgage amount of $33,000,000. A loan fee of $300,630 was paid at the time of closing and funding of the loan on July 5, 2012. The borrower is required to pay the Company an exit fee in the amount of 0.982% of the principal repayment amount.

December 31, 2013	25

Net Asset Value Components

(in thousands except per share data)

As of
31-Dec-13
Total Market Capitalization Values
Shares outstanding	100,187.4
Closing price, December 31st	$11.95
Market capitalization	$1,197,239
Debt	926,500
Total Market Capitalization	2,123,739

3 Months
Ended
NOI Components	31-Dec-13

Same Store NOI (1)	$22,182
Acquisitions (1) (2)	13,963
Property NOI (1)	36,145
Full quarter adjustment (3)	—
Stabilized portfolio	$36,145

Financial Statement Reconciliation:
Rental Revenue	$61,305
Rental operating expenses	(15,218)
Real estate taxes and insurance	(8,912)
Taxes (4)	(128)
Management fees & other (5)	(902)
Property NOI (1)	$36,145

Assets:
Loans outstanding on secured RE	$99,746
Investments in SARs (book basis)	80,494
Straight-line rent receivable	42,261
Asset held for sale	—
Cash and cash equivalents	19,623
Restricted cash	643
Tenant rent receivables	5,102
Prepaid expenses	2,008
Office computers and furniture	709
Other assets:
Deferred financing costs, net	7,167
Other assets: Derivative Market Value	5,321
Phoenix Tower Liquidating Trust (6)	4
Other assets	1,327
$264,405

Liabilities:
Debt	$926,500
Accounts payable & accrued expenses	47,126
Tenant security deposits	4,027
Other liabilities: derivative liability	2,044
$979,697

Other information:
Leased SF to be FFO producing
During 2014	67

Straight-line rental revenue Q4	$1,862

Management fee income fourth quarter 2013	$284
Interest income from secured loans	1,433
Management fees and interest income from loans	$1,717

FFO from non-consolidated REITs - Q3 2013 (7):
East Wacker	$347
Grand Boulevard	112
Total	$459

Footnotes to the components
(1)	See pages 11 & 29 for definitions and reconciliations
(2)	Includes NOI from 2 acquisitions in 2012 and 3 from 2013
(3)	Adjustment to reflect property NOI for a full quarter
in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though
we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation
but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest
(Collection within 3 years, subject to some expenses)
(7)	We report FFO from non-consolidated REITs for the previous
quarter as their financial statements are not yet complete for the current quarter.

December 31, 2013	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs. A comparison of the new and old definitions of FFO are on page 30.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2013	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and
Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Adjusted Funds From Operations (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) less the effect of straight-line rent; (3) plus deferred financing costs, (4) less recurring capital expenditures that are generally for (a) maintenance of properties or are second generation capital expenditures or what we call non-investment capex, (b) tenant improvements, (c) leasing commissions; and (4) plus non-cash compensation expenses, if any. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2013	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Property Net Operating Income (Property NOI)

Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2013	29

FFO* Comparison

Quarterly FFO Per Share
New Definition	Q1	Q2	Q3	Q4	Total
2013	0.26	0.25	0.28	0.29	1.07
2012	0.24	0.24	0.24	0.25	0.97

Old Definition	Q1	Q2	Q3	Q4	Total
2013	0.25	0.24	0.27	0.29	1.05
2012	0.24	0.23	0.24	0.25	0.95

New Definition prior 4 year with growth rates:	For the Year Ended December 31,
(in thousands):	2013	2012	2011	2010
Net income (loss)	$19,827	$7,633	$43,524	$22,093
(Gain) loss on sale, less applicable income tax	(2,158)	14,826	(21,939)	—
Equity in earnings of non-consolidated REITs	1,358	(2,033)	(4,490)	(1,190)
FFO from non-consolidated REITs	2,148	4,124	6,784	4,998
Depreciation and amortization	79,090	55,518	48,439	40,724
NAREIT FFO	100,265	80,068	72,318	66,625
Acquisition costs of new properties	568	287	620	125

Funds From Operations	$100,833	$80,355	$72,938	$66,750

Fully Diluted Shares (Weighted Ave Shares)	93,855	82,937	81,857	79,826

FFO Per Share	$1.07	$0.97	$0.89	$0.84

Growth over prior year	10.3%	9.0%	6.0%

Old Definition prior 4 year with growth rates:	For the Year Ended December 31,
(in thousands):	2013	2012	2011	2010
Net income (loss)	$19,827	$7,633	$43,524	$22,093
(Gain) loss on sale, less applicable income tax	(2,158)	14,826	(21,939)	—
Equity in earnings of non-consolidated REITs	1,358	(2,033)	(4,490)	(1,190)
Distributions from non-consolidated REITs	107	2,810	5,056	5,170
Depreciation and amortization	79,090	55,518	48,439	40,724
NAREIT FFO	98,224	78,754	70,590	66,797
Acquisition costs of new properties	568	287	620	125

Funds From Operations	$98,792	$79,041	$71,210	$66,922

Fully Diluted Shares (Weighted Ave Shares)	93,855	82,937	81,857	79,826

FFO Per Share	$1.05	$0.95	$0.87	$0.84

Growth over prior year	10.5%	9.2%	3.6%

Note: The difference between the calculations is to include FFO from our investments in non-consolidated REITs in our FFO calculation under the new definition, which replaces the distributions from Non-consolidated REITs in the definition we are replacing. We believe this treatment as it discloses the FFO from these investments and more closely matches the NAREIT definition of FFO.

*Please see the definition of FFO on page 27.

December 31, 2013	30

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com